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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 13, 2007
                                                   (November 12, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)


         ALBERTA, CANADA           001-32714           38-3324634
  (State or other jurisdiction    (Commission         (IRS Employer
        of incorporation)         File Number)      Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

         On November 12, 2007, Gastar Exploration Ltd. (the "Company") announced that the Company and its joint venture partner, Eastern Star Limited (ASX: ESG), had entered into a Memorandum of Understanding with Babcock & Brown Limited to supply gas from the PEL 238 and PEL 433 concessions for use in the generation of electricity.

         This press release is attached as Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.                   Description of Document
-----------       --------------------------------------------------------------

     99.1         Press release dated November 12, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GASTAR EXPLORATION LTD.



Date:  November 13, 2007             By:   /s/  J. RUSSELL PORTER
                                           -------------------------------------
                                           J. Russell Porter
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.                   Description of Document
-----------       --------------------------------------------------------------

     99.1         Press release dated November 12, 2007.

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